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Exhibit 32

Certification Pursuant to Section 906 of
the Sarbanes-Oxley Act of 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Dividend Capital Trust Inc., a Maryland corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended September 30, 2004 as filed with the Securities and Exchange Commission (the "Report") that:

(1)
the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 15, 2004	/s/ Evan H. Zucker Evan H. Zucker Chief Executive Officer

Date: November 15, 2004	/s/ James R. Mulvihill James R. Mulvihill Chief Financial Officer

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  Exhibit 32
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002